                                                      Rule 497(e)
                                                      Registration No. 33-6418
                                                      1940 Act File No. 811-4946

                           THOMPSON PLUMB FUNDS, INC.
                              ---------------------

                        SUPPLEMENT DATED NOVEMBER 26, 2001
                                       TO
                         PROSPECTUS DATED APRIL 1, 2001


FEES AND EXPENSES

         The "Example" section on page 9 of the Prospectus contains an error in the costs of investing in the Bond Fund, which assume an investment of $10,000 for the years indicated, redemption at the end of those years, a 5% return each year and the Fund's operating expenses remaining the same as those set forth in the fee table. The correct costs of investing in the Bond Fund over the relevant time periods, given the assumptions described above, are as follows:

                         1 Year    3 Years   5 Years   10 Years
                         ------    -------   -------   --------
Bond Fund                $97       $         $         $


THOMPSON PLUMB BOND FUND

         Investment Policy Regarding Non-Investment Grade Debt Securities. The Board of Directors of Thompson Plumb Funds, Inc. has approved a change in a non-fundamental investment policy that will allow the Thompson Plumb Bond Fund to invest up to 10% of its total assets in debt securities (including convertible securities) that are rated below investment grade. This change is effective on the date of this Supplement. Previously, the Bond Fund was prohibited from investing in non-investment grade securities. This change does not affect the Bond Fund's principal strategy of investing primarily in a diversified portfolio of investment grade debt securities in pursuit of its goal of seeking a high level of current income while preserving capital.

         Risks Associated with Non-Investment Grade Securities. Debt securities that are rated below investment grade (that is, below "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service) are commonly referred to as "high-yield/high-risk" or "junk" bonds. These securities generally offer higher yields than investment grade securities, with similar maturities, but involve greater risk. Non-investment grade securities are considered speculative with regard to the issuer's capacity to pay interest and repay principal. Non-investment grade securities are subject to the risk of possible default or bankruptcy by the issuer of the securities. The prices of non-investment grade securities may be sensitive to adverse economic or political events or developments specific to the issuer of the securities because of their lower credit quality. Non-investment grade debt securities may also be more thinly traded than secondary trading in higher quality securities which could create difficulty in valuing or disposing of such securities at favorable prices.

                                                      Rule 497 (e)
                                                      Registration No. 33-6418
                                                      1940 Act File No. 811-4946


                           THOMPSON PLUMB FUNDS, INC.
                              ---------------------
                        SUPPLEMENT DATED NOVEMBER 26, 2001
                                       TO
             STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2001


The following paragraphs are hereby added to the section captioned "Description of Certain Investments and Risks" which starts on page 2 of the Statement of Additional Information dated April 1, 2001. These paragraphs are being added to reflect a change in an investment policy for the Thompson Plumb Bond Fund which will allow the Bond Fund to invest up to 10% of its total assets in debt securities (including convertible securities) rated below investment grade.

NON-INVESTMENT GRADE DEBT SECURITIES

         The Bond Fund may invest up to 10% of its total assets in debt securities (including convertible securities) that are below investment grade. Debt securities that are rated below investment grade (that is, below "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service) are commonly referred to as "high-yield/high-risk" or "junk" bonds. Non-investment grade securities generally offer higher yields and higher interest rates than investment grade securities with similar maturities, but they involve greater risk. Non-investment grade securities are considered speculative with regard to the issuer's ability to pay interest and repay principal. The prices of these securities generally will fluctuate more widely than higher-quality securities because they tend to be more sensitive to individual issuer developments, economic conditions and political developments than higher-rated securities. In addition, non-investment grade securities are subject to special risks, including the possibility of issuer default or bankruptcy, which, among other things, might cause the Bond Fund to incur expense in its effort to seek recovery from a defaulted security issuer. During an economic or industry downturn, an issuer of these securities may experience financial stress and may lack sufficient cash to meet its payment obligations. Non-investment grade securities may also be more thinly traded than higher-quality securities which could create difficulty in valuing or disposing of such securities at favorable prices.

CONVERTIBLE SECURITIES

         Each of the Funds may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

         Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

         The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

         Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.